HIGHLAND FUNDS I

Highland Floating Rate Opportunities Fund

Highland Long/Short Equity Fund

Highland Long/Short Healthcare Fund

Highland Opportunistic Credit Fund

(each, a “Fund” and together, the “Funds”)

	Class A	Class C	Class Z
Highland Floating Rate Opportunities Fund	HFRAX	HFRCX	HFRZX
Highland Long/Short Equity Fund	HEOAX	HEOCX	HEOZX
Highland Long/Short Healthcare Fund	HHCAX	HHCCX	HHCZX
Highland Opportunistic Credit Fund	HNRAX	HNRCX	HNRZX

Supplement dated June 15, 2015 to the Statement of Additional Information (“SAI”) for each Fund, dated October 31, 2014, as supplemented and amended from time to time.

This supplement provides new and additional information beyond that contained in the SAI for each Fund and should be read in conjunction with the SAI.

Ownership of Securities

Effective immediately, the first paragraph and table under the section entitled “Ownership of Securities” on page 48 are deleted in their entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager. This information is provided as of June 15, 2015.

Name of Portfolio Manager	Name of Fund	Dollar Range of Equity Securities Beneficially Owned by Portfolio Manager[1]
Mark Okada	Floating Rate Opportunities Fund	Over $1,000,000
Chris Mawn	Floating Rate Opportunities Fund	$100,001 - $500,000
Jonathan Lamensdorf	Long/Short Equity Fund	Over $1,000,000
Michael D. Gregory	Long/Short Healthcare Fund	Over $1,000,000
James D. Dondero	Opportunistic Credit Fund	Over $1,000,000
Trey Parker	Opportunistic Credit Fund	$100,001 - $500,000

1 Messrs. Mawn’s, Gregory’s and Parker’s beneficial ownership of these shares includes the value of deferred compensation payments that are determined as if the amount had been invested, as of the date awarded, in shares of the respective Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SAI FOR FUTURE REFERENCE

HFI-SUP-6/15/15